Basis of presentation	12 Months Ended
Dec. 31, 2025
Basis of preparation [Abstract]
Basis of presentation [Text Block]

2  Basis of presentation

These consolidated financial statements have been prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board effective as at December 31, 2025. The policies set out below were consistently applied to all periods presented.

These consolidated financial statements were authorized for issue by the Board of Directors on April 30, 2026.

These consolidated financial statements have been prepared on the historical cost basis, except for certain financial instruments that are measured at fair value. In addition, the consolidated financial statements have been prepared using the accrual basis of accounting, except for cash flow information. All information is expressed in Canadian dollars unless otherwise stated and are prepared in accordance with the material accounting policies outlined below.